UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 18, 2026

CAYSON ACQUISITION CORP
(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-42280	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

205 W 37th St, New York, New York	10018
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 998-5540

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share and one right	CAPNU	The Nasdaq Stock Market LLC

Ordinary Shares, par value $0.0001 per share	CAPN	The Nasdaq Stock Market LLC

Rights, each entitling the holder to one tenth of one ordinary share upon the completion of the Company’s initial business combination	CAPNR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Definitive Material Agreement.

The information included in Item 5.07 is incorporated by reference into this item to the extent required.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Effective as of March 18, 2026, Mango Financial Limited (“Mango Financial”) agreed to lend Cayson Acquisition Corp (the “Company”) an aggregate of $750,000. The first $125,000 of such amount was loaned to the Company and the Company deposited such amount into the trust account established by the Company in connection with its initial public offering pursuant to the Company’s Amended and Restated Memorandum and Articles of Association and trust agreement, as amended, governing the trust account in order to extend the time that the Company has to consummate an initial business combination (a “Business Combination”) for the first month extension as described below. The loan is evidenced by a promissory note (the “Note”) issued by the Company to Mango Financial. The Note bears no interest and is repayable in full upon consummation of a Business Combination.

A copy of the Note is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The disclosures set forth in this Item 2.03 are intended to be summaries only and are qualified in their entirety by reference to the Note.

As previously disclosed, on July 11, 2025, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, Mango Financial Group Limited, North Water Investment Group Holdings Limited, the parent company of Mango Financial, and Mango Temp Limited.

Item 5.03. Amendments to Articles of Incorporation or Bylaws.

The information included in Item 5.07 is incorporated by reference into this item to the extent required.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On March 18, 2026, the Company held an extraordinary general meeting (the “Meeting”) to approve the following resolutions:

●	to resolve as a special resolution, that the Company’s amended and restated memorandum and articles of association as adopted by special resolution dated September 19, 2024 with effect from September 23, 2024 (the “Existing Memorandum and Articles”) be amended (the “Extension Amendment”), pursuant to which the board of directors of the Company (the “Board”) may extend the date (the “Extension”) by which the Company must consummate a business combination (as defined in the Existing Memorandum and Articles) on a monthly basis, up to twelve (12) months (or until March 23, 2027) (the “Extended Date”), unless the closing of a business combination shall have occurred prior thereto or such earlier date as shall be determined by the Board in its sole discretion, provided that the Company’s sponsors, officers, directors, affiliates or designees (collectively, the “Insiders”) lend to the Company (each a “Contribution”) an aggregate of US$125,000 for each month utilized to consummate an initial business combination, which Contributions shall be deposited by the Company into the Trust Account (as defined in the Existing Memorandum and Articles) and thereby increase the per-share redemption price paid in connection with the ultimate consummation of a business combination or the Company’s liquidation (the “Extension Proposal”);

●	to resolve as a special resolution, that the Existing Memorandum and Articles be amended (the “Redemption Limitation Amendment”) to remove the limitation (the “Redemption Limitation”) that the Company shall not redeem public shares to the extent that such redemptions would cause the Company’s net tangible assets to be less than $5,000,001 (the “Redemption Limitation Proposal”);

●	to resolve as an ordinary resolution, that the Investment Management Trust Agreement, dated as of September 19, 2024 (the “Trust Agreement”), entered into by and between Continental Stock Transfer & Trust Company, as trustee (the “Trustee”), and the Company be amended (the “Trust Amendment”) to change the amount of funds to be deposited into the trust account in connection with extending the time to complete an initial business combination as described in the Extension Proposal (the “Trust Amendment Proposal”); and

●	to resolve as an ordinary resolution, that the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to approve the Extension Proposal, the Redemption Limitation Proposal and the Trust Amendment Proposal be approved (the “Adjournment Proposal”).

An aggregate of 6,596,416 ordinary shares of the Company, which represented a quorum of the outstanding ordinary shares entitled to vote as of the record date of February 18, 2026, were represented in person or by proxy at the Meeting.

The Company’s shareholders voted on the proposals at the Meeting, which were approved as follows:

(1)	Proposal No. 1 — The Extension Proposal

For	Against	Abstain	Broker Non-Votes
4,915,864	1,680,552	0	0

(2)	Proposal No. 2 — The Redemption Limitation Proposal

For	Against	Abstain	Broker Non-Votes
5,045,819	1,550,597	0	0

(3)	Proposal No. 3 — The Trust Amendment Proposal

For	Against	Abstain	Broker Non-Votes
4,915,864	1,656,793	23,759	0

Because quorum was obtained and the other proposals were approved, the Company did not hold a vote on the Adjournment Proposal.

The amendments to the Amended and Restated Memorandum and Articles of Association of the Company to be filed with the Cayman Islands Registrar of Companies to effectuate the foregoing are attached hereto as Exhibit 3.1. The Company also amended that certain Investment Management Trust Agreement, dated September 19, 2024, to effectuate the revised payment terms for the Extension adopted at the Meeting.

In connection with the Meeting, holders of an aggregate of 2,541,908 public shares of the Company exercised their right to have their shares redeemed for a pro rata amount held in the Company’s trust account.

The Company is continuing to attempt to consummate its business combination with Mango Financial Group Limited.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
3.1	Amendments to Amended and Restated Memorandum and Articles of Association
10.1	Promissory Note
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Cautionary Note Regarding Forward Looking Statements

Neither the Company nor any of its affiliates makes any representation or warranty as to the accuracy or completeness of the information contained in this Current Report on Form 8-K. This Current Report on Form 8-K is not intended to be all-inclusive and is not intended to form the basis of any investment decision or any other decision in respect of the Company or its proposed business combination.

This Current Report on Form 8-K include “forward-looking statements” made pursuant to the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Actual results may differ from expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. These forward-looking statements generally are identified by the words or phrases such as “aspire,” “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “will be,” “will continue,” “will likely result,” “could,” “should,” “believe(s),” “predicts,” “potential,” “continue,” “future,” “opportunity,” seek,” “intend,” “strategy,” or the negative version of those words or phrases or similar expressions are intended to identify such forward-looking statements.

The Company cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

No Offer or Solicitation

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 20, 2026	CAYSON ACQUISITION CORP

	By:	/s/ Yawei Cao
Yawei Cao
Chief Executive Officer